UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2005

FORD MOTOR COMPANY

(Exact Name of Registrant as Specified in Its Charter)

          Delaware
(State or Other Jurisdiction of Incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan            48126

(Address of Principal Executive Offices)           (Zip Code)

          (313) 322-3000
(Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
TOTAL COMPANY 2004 — 2005 FIRST QUARTER PRE-TAX RESULTS*
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
News Release
Investment Community Presentation
Fixed Income Presentation

Item 2.02 Results of Operations and Financial Condition.

     Ford Motor Company (“Ford”) hereby incorporates by reference its news release dated April 20, 2005 and supplemental financial information concerning first quarter 2005 financial results, furnished as Exhibits 99.1, 99.2 and 99.3, respectively.

     Ford will conduct two conference calls on April 20, 2005 to review first quarter 2005 financial results. Don Leclair, Ford’s Executive Vice President and Chief Financial Officer, hosts a conference call with the investment community and the news media beginning at 9:00 a.m. to review first quarter 2005 financial results. Investors may access this conference call by dialing
800-599-9795 (or 1-617-786-2905 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Earnings Call”.

     Ford’s Vice President and Treasurer, Ann Marie Petach, Ford Motor Credit Company’s (“Ford Credit’s”) Vice Chairman and Chief Financial Officer, David Cosper, and Ford’s Vice President and Controller, Jim Gouin, will host a second conference call with fixed income analysts and investors beginning at 11:00 a.m. Investors may access this conference call by dialing
800-599-9795 (or 1-617-786-2905 if dialing from outside the United States). The passcode for either telephone number is a verbal response of “Ford Fixed Income”.

     A listen-only webcast, and supporting presentation materials for each call, will be available on the Internet at www.shareholder.ford.com. Investors may also access replays of the calls by visiting www.shareholder.ford.com, or by dialing 888-286-8010 (1-617-801-6888 if dialing from outside the United States) through April 27, 2005. The passcode for replays of the 9:00 a.m. call is 29481628; the passcode for replays of the 11:00 a.m. call is 55865600. All times referenced above are in Eastern Time.

     Please note that the exhibits to this report contain certain “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. These non-GAAP financial measures include the following: operating-related cash flow for Ford’s Automotive sector; financial results that exclude special items; and managed leverage ratios for our subsidiary, Ford Credit. Each of these non-GAAP financial measures is discussed below, along with the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) and the reason we believe the presentation of each non-GAAP financial measure provides useful information to investors.

     Operating-Related Cash Flow. The exhibits hereto discuss operating-related cash flow before contributions to trusts (which fund pension and health care obligations) and before tax refunds for the first quarter of 2005. The exhibits also include a milestone for operating-related cash flow for 2005. These exhibits indicate that our Automotive sector had operating-related cash flow before contributions and tax refunds for the first quarter of 2005 of $800 million. The most directly comparable financial measure calculated and presented in accordance with GAAP is Cash Flow from Operating Activities before Securities Trading for our Automotive sector. Slide 14 and the Appendix (pages 14 and 15) of Exhibit 99.2 combine to provide a reconciliation of non-GAAP operating-related cash flow to Cash Flow from Operating Activities before Securities Trading. Cash Flow from Operating Activities before Securities Trading for our Automotive sector was $2.4 billion for the first quarter of 2005.

     We believe that the non-GAAP measure of operating-related cash flow before contributions and tax refunds is useful to investors because it includes cash flow elements not included in the GAAP measure of Cash Flow from Operating Activities before Securities Trading for our Automotive sector which we consider to be related to operating activities (for example, capital spending). Consequently, operating-related cash flow provides investors with a more relevant measure of the cash generated by Ford’s Automotive operations than the GAAP measure of Cash Flow from Operating Activities before Securities Trading.

     Financial Results Excluding Special Items. The exhibits hereto also discuss pre-tax profits excluding special items for Ford’s Automotive sector and the primary operating segments and business units within the Automotive sector. The most directly comparable financial measure calculated and presented in accordance with GAAP is pre-tax profits including special items. Ford believes that pre-tax profits excluding special items is a useful measure to provide investors, because it excludes those items that Ford does not consider to be indicative of earnings from ongoing operating activities. As a result, pre-tax profits excluding special items provides investors with a more relevant measure of the results generated by our operations. Slide 3 and Appendix (page 3) of Exhibit 99.2 list the special items and their impact on first quarter 2005 results. Additionally, the table set forth below shows the pre-tax profits for each of the operating segments and business units within our Automotive sector, and for our Financial Services sector (both including and excluding special items), for the first quarter of 2005.

TOTAL COMPANY
2004 — 2005 FIRST QUARTER PRE-TAX RESULTS*

	Pre-Tax Profits				Pre-Tax Profits
	(Incl. Special Items)		Special Items		(Excl. Special Items)
	2004	2005	2004	2005	2004	2005
	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)	(Mils.)
North America	$1,963	$557	$0	$(106)	$1,963	$663
South America	15	77	0	0	15	77
Total Americas	$1,978	$634	$0	$(106)	$1,978	$740

Europe	$(24)	$59	$(29)**	$0	$5	$59
P.A.G.	33	(55)	0	0	33	(55)
Total Europe / P.A.G.	$9	$4	$(29)	$0	$38	$4

Asia Pacific and Africa	$28	$43	$0	$0	$28	$43
Mazda & Assoc. Operations	54	54	0	0	54	54
Total AP and Africa / Mazda	$82	$97	$0	$0	$82	$97

Other Automotive	(249)	(262)	17 ***	0	(266)	(262)
Total Automotive	$1,820	$473	$(12)	$(106)	$1,832	$579

Financial Services	1,043	1,076	0	0	1,043	1,076
Total Company	$2,863	$1,549	$(12)	$(106)	$2,875	$1,655

*	From continuing operations
**	Ford Europe Improvement Plan
***	Related to prior divestiture of non-core business

     Managed Leverage.       The exhibits hereto also discuss Ford Credit’s leverage (i.e., debt-to-equity ratio) on both a financial statement and managed basis. Financial statement leverage is the most directly comparable financial measure calculated and presented in accordance with GAAP to the non-GAAP managed leverage financial measure. The appendices to the exhibits hereto contain a reconciliation of Ford Credit’s non-GAAP managed leverage measure to its financial statement leverage. The appendices indicate that Ford Credit’s financial statement and managed leverage at March 31, 2005 were 11.4 and 13.0 to 1, respectively. We believe that the use of the non-GAAP managed leverage measure, which is the result of several adjustments to Ford Credit’s financial statement leverage, is useful to investors because it reflects the way Ford Credit manages its business. Ford Credit retains interests in receivables sold in off-balance sheet securitization transactions, and, with respect to subordinated retained interests, has credit risk. Accordingly, Ford Credit considers securitization as an alternative source of funding and evaluates credit losses, receivables and leverage on a managed as well as on a financial statement basis. As a result, the managed leverage measure provides investors with meaningful information regarding management’s decision-making processes.

     In calculating its managed leverage ratio, Ford Credit adds the total amount of receivables sold in off-balance sheet securitizations (including securitized funding from discontinued operations), net of retained interests (including retained interest in securitized receivables from discontinued operations), to its debt. It also deducts cash and cash equivalents because these generally correspond to excess debt beyond the amount required to support Ford Credit’s financing operations. It adds minority interests to equity because all of the debt of such consolidated entities is included in total debt. It excludes the impact of Statement of Financial Accounting Standards No. 133 in both the numerator and the denominator in order to exclude the interim effects of changes in market rates, because Ford Credit generally repays its debt funding obligations as they mature.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Furnishing

Exhibit 99.1	News Release dated April 20, 2005	Furnished with this Report

Exhibit 99.2	Investment Community Presentation	Furnished with this Report

Exhibit 99.3	Fixed Income Presentation	Furnished with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)

Date: April 20, 2005	By:	/s/ Peter J. Sherry, Jr.

Peter J. Sherry, Jr. Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated April 20, 2005

Exhibit 99.2	Investment Community Presentation

Exhibit 99.3	Fixed Income Presentation